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                                                                   EXHIBIT 10.17

                                 AMENDMENT NO. 1

                                       TO

                          RESEARCH AGREEMENT NO. M2498

                                     BETWEEN

                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

                                       AND

                                SPECTRUMEDIX CORP
              (FORMERLY PREMIER AMERICAN TECHNOLOGIES CORPORATION)


THIS AGREEMENT by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, BERKELEY ("California") and SPECTRUMEDIX CORP. ("SpectruMedix") is hereby amended as follows:

ARTICLE I. STATEMENT OF THE WORK

      California shall perform additional work as more fully described in Exhibit B, attached hereto.

I)    ARTICLE II. PERIOD OF PERFORMANCE

      The period of performance of this agreement is extended for one year, and now shall be from December 1, 1996, through February 28, 1999, unless sooner terminated or extended as elsewhere provided herein.

II)   ARTICLE III. COST AND PAYMENT

      The amount of this agreement is increased by ** to **. Payment of this additional ** will be made to California within 30 days of receipt of California's monthly invoices for cost incurred. Payment should be sent to Financial Services, 481 University Hall, Berkeley, CA 94720-1103.

III)  ARTICLE X. NOTICES

      When any notice to SpectruMedix is to be given hereunder, it shall be in writing and sent to the following addresses:

           SpectruMedix Corporation
           2124 Old Gatesburg Road
           State College, PA 16803
           Attention:  Dr. Joseph Alderstein or Mr. Bernard Sonnenschein


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

SPECTRUMEDIX CORPORATION             THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
("SPECTRUMEDIX")                     ("CALIFORNIA")

By: /s/ Joseph K. Adlerstein         By:/s/ Marion B. Lentz
Name: Joseph K. Adlerstein           Name: Marion B. Lentz
Title: C.E.O.                        Title: Manager,
                                            University/Industry Research
Date: April 2, 1998                  Date: March 1, 1998
      -------------                        -------------


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.
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       1998 BUDGET AND STATEMENT OF WORK (SPECTRUMEDIX SRC AWARD #M2498):
  BIOMEDICAL APPLICATIONS OF IMPROVE ISOTOPE RATIO MEASUREMENTS WITH MAGNETIC
                           SECTOR MASS SPECTROMETERS


                        *** ENTIRE SCHEDULE REDACTED ***


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.
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Budget

I)    PERSONNEL                                         Salary + Fringe Benefits

                              ** TABLE REDACTED **





II)   SUPPLIES (to be covered by other mechanisms)

III)  MISCELLANEOUS
      A) Publications, graphics, etc.                               **
      B) Clerical, telephone, etc.                                  **
      C) Travel                                                     **
                                                                    --
                                   Subtotal                         **
                                                                    --
                                   Subtotal                         **

Indirect costs:
                              ** TABLE REDACTED **

                              GRAND TOTAL                           **


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.
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BUDGET JUSTIFICATION


IV)   PERSONNEL

                            ** PARAGRAPHS REDACTED **

V)    SUPPLIES

                            ** PARAGRAPHS REDACTED **

VI)   MISCELLANEOUS
      Self-explanatory


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2.